THE ADVISORS’ INNER CIRCLE FUND

Westwood Alternative Income Fund (the “Fund”)

Supplement dated August 3, 2021 to:

•	The Prospectuses for the A Class Shares, C Class Shares, Institutional Shares and Ultra Shares of the Fund, each dated March 1, 2021, as supplemented (the “Statutory Prospectuses”);
•	The Summary Prospectuses for the A Class Shares, C Class Shares, Institutional Shares and Ultra Shares of the Fund, each dated March 1, 2021, as supplemented (together, the “Summary Prospectuses,” and, collectively with the Statutory Prospectuses, the “Prospectuses”); and
•	The Statement of Additional Information for the Fund, dated March 1, 2021, as supplemented (the “SAI”).

This supplement provides new and additional information beyond that contained in the Fund’s Prospectuses and SAI and should be read in conjunction with the Fund’s Prospectuses and SAI.

Effective August 3, 2021 (the “Effective Date”), Christopher Hartman of Westwood Management Corp. will be appointed as Portfolio Manager of the Fund, replacing Seth Gold, who will no longer serve as a portfolio manager of the Fund after the Effective Date. Mr. Hartman, along with current Portfolio Manager Adrian Helfert, will be jointly and primarily responsible for the day to day management of the Fund. Accordingly, effective as of the Effective Date, the Fund’s Prospectuses and SAI are hereby amended and supplemented as follows:

1.	All references to Mr. Gold contained in the Fund’s Prospectuses and SAI are hereby deleted.

2.	In the “Portfolio Managers” section of the Summary Prospectuses, and the corresponding section of the Statutory Prospectuses, the following disclosure is hereby added:

Mr. Christopher Hartman, Vice President, has managed the Fund since August 2021.

3.	In the “Portfolio Managers” section of the Prospectuses, the following paragraph is hereby added:

Mr. Christopher Hartman joined the Adviser in 2021 and currently serves as Vice President, Portfolio Manager on the Multi-Asset investment team. Mr. Hartman has served on the portfolio team for the Westwood Alternative Income Fund since 2021. Mr. Hartman, along with Mr. Helfert, are jointly and primarily responsible for the day-to-day management of the Alternative Income Fund. Prior to joining the Adviser, Mr. Hartman served as Senior Portfolio Manager – Convertible Arbitrage at Aegon Asset Management in Chicago, where he was responsible for portfolio management of the Aegon Asset Management Market Neutral Fund and the Legacy Convertible Insurance product strategy. He also focused on convertible arbitrage and managed long only convertible bonds. Prior to that, Mr. Hartman spent 17 years at Calamos Investments, eight of which he served as Senior Vice President, Co-Portfolio Manager of the Calamos Market Neutral Income Fund. Mr. Hartman earned his MBA in Finance from Benedictine University and his BA in Economics from Southern Illinois University.

4.	In the section of the SAI titled “The Portfolio Managers,” under the subsection titled “Fund Shares Owned by the Portfolio Managers,” the following information is hereby added to the table:

Name	Dollar Range of Fund Shares Owned
Christopher Hartman*	None

*	Valuation date is June 30, 2021.

5.	In the section of the SAI titled “The Portfolio Managers,” under the subsection titled “Other Accounts,” the following information is hereby added to the table:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Christopher Hartman**	0	$0	0	$0	4	$1.4

**	Valuation date is June 30, 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WHG-SK-085-0100

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